UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 11, 2015
(August 6, 2015)

Commission File Number	Name of Registrants, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

 On August 6, 2015, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNM Resources, Inc. (“PNMR”), priced a registered underwritten public offering of $250.0 million aggregate principal amount of its 3.850% Senior Unsecured Notes due 2025 (the “Notes”). The offering closed on August 11, 2015. The Notes bear interest at a rate of 3.850% per annum, payable semi-annually on February 1 and August 1 of each year, beginning on February 1, 2016, and will mature on August 1, 2025. Proceeds from the offering will be used (i) to repay PNM’s existing $175.0 million term loan with The Bank of Tokyo-Mitsubishi UFJ, Ltd.; (ii) to repay outstanding borrowings under PNM’s existing $400.0 million unsecured revolving credit facility; (iii) to repay outstanding borrowings under PNM’s existing $50.0 million unsecured revolving credit facility; (iv) to repay outstanding borrowings under PNM’s intercompany loan agreement with PNMR; and (v) for other utility financing purposes.

 The sale of the Notes was made pursuant to PNM’s Registration Statement on Form S-3 (Registration No. 333-195979) (the “Registration Statement”), including a prospectus supplement dated August 6, 2015 (the “Prospectus Supplement”) to the prospectus contained therein dated May 15, 2014, filed by PNM with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

 In connection with the offering of the Notes, PNM entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of August 6, 2015, with J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein. The Underwriting Agreement contains customary conditions and agreements, including indemnification. The foregoing is qualified in its entirety by reference to the Underwriting Agreement, which is Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

 The Company issued the Notes under an Indenture, dated as of August 1, 1998 (the “Base Indenture”), as previously supplemented and amended and as further supplemented and amended by a Fifth Supplemental Indenture dated as of August 11, 2015 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, as supplemented and amended, the “Indenture”), each by and between PNM and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A., as ultimate successor to The Chase Manhattan Bank), as trustee (the “Trustee”). Terms of the Indenture and the Notes issued pursuant to the Indenture are described in the section of the Prospectus Supplement entitled “Description of the notes”, which is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the Base Indenture and the Fifth Supplemental Indenture, which are Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The form of Note, which is included as part of the Fifth Supplemental Indenture, is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

 In connection with the issuance and sale of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with, or incorporated by reference into, this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K); (ii) the Base Indenture and the Fifth Supplemental Indenture (Exhibits 4.1 and 4.2 to this Current Report on Form 8-K); (iii) the form of Note (Exhibit 4.3 to this Current Report on Form 8-K); (iv) the opinions of counsel with respect to the validity of the Notes being sold in the offering (Exhibits 5.1 and 5.2 to this Current Report on Form 8-K); and (v) certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Current Report on Form 8-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 6, 2015.

4.1	Indenture, dated as of August 1, 1998, by and between PNM and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A., as ultimate successor to The Chase Manhattan Bank), as trustee (Exhibit 4.1 to PNM’s Registration Statement No. 333-53367, incorporated by reference).

4.2	Fifth Supplemental Indenture, dated as of August 11, 2015, to the Indenture, dated as of August 1, 1998, by and between PNM and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A., as ultimate successor to The Chase Manhattan Bank), as trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Leonard D. Sanchez, Associate General Counsel, dated August 11, 2015, with respect to the validity of the 3.850% Senior Unsecured Notes due 2025.

5.2	Opinion of McGuireWoods LLP, dated August 11, 2015, with respect to the validity of the 3.850% Senior Unsecured Notes due 2025.

23.1	Consent of Leonard D. Sanchez (included in Exhibit 5.1).

23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-195979).

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: August 11, 2015	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

EXHIBIT INDEX

1.1	Underwriting Agreement, dated August 6, 2015.

4.1	Indenture, dated as of August 1, 1998, by and between PNM and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A., as ultimate successor to The Chase Manhattan Bank), as trustee (Exhibit 4.1 to PNM’s Registration Statement No. 333-53367, incorporated by reference).

4.2	Fifth Supplemental Indenture, dated as of August 11, 2015, to the Indenture, dated as of August 1, 1998, by and between PNM and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A., as ultimate successor to The Chase Manhattan Bank), as trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Leonard D. Sanchez, Associate General Counsel, dated August 11, 2015, with respect to the validity of the 3.850% Senior Unsecured Notes due 2025.

5.2	Opinion of McGuireWoods LLP, dated August 11, 2015, with respect to the validity of the 3.850% Senior Unsecured Notes due 2025.

23.1	Consent of Leonard D. Sanchez (included in Exhibit 5.1).

23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-195979).